EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Quarterly Report on Form 10-QSB of DIRT Motor Sports, Inc. and subsidiaries (the “Company”) for the fiscal quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: August 14, 2006	/s/ Tom Deery

Tom Deery, Chief Executive Officer

Date: August 14, 2006	/s/ Brian Carter

Brian Carter, Chief Financial Officer